SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2002

CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of
incorporation or organization)

001-05767	54-0493875
(Commission	(I.R.S. Employer
File No.)	Identification No.)

9950 Mayland Drive, Richmond, Virginia      23233
        (Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code:

(804) 527-4000

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2002, Circuit City Stores, Inc. (“Circuit City Stores”) announced that it completed the separation of the CarMax Group from Circuit City Stores in accordance with the terms of the Separation Agreement, dated May 21, 2002 (the “Separation Agreement”), between Circuit City Stores and CarMax, Inc. (“CarMax” or “CarMax, Inc.”). As a result, CarMax, Inc. has become an independent, separately traded public company that holds all of the businesses, assets and liabilities of the former CarMax Group. The separation was effected by redeeming all of the outstanding shares of CarMax Group Common Stock in exchange for shares of CarMax, Inc. common stock and distributing shares of CarMax, Inc. common stock to holders of Circuit City Group Common Stock. The holders of CarMax Group Common Stock received one share of CarMax, Inc. common stock in exchange for each share of CarMax Group Common Stock held and the holders of Circuit City Group Common Stock received 0.313879 of a share of CarMax, Inc. common stock for each share of Circuit City Group Common Stock held. The record date for holders of Circuit City Group Common Stock to participate in the distribution was September 16, 2002. In addition, immediately following the separation, the Circuit City Group Common Stock was redesignated “Common Stock” of Circuit City Stores and is the only class of common stock of Circuit City Stores. A copy of the Circuit City Stores press release announcing the completion of the separation is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Additional information regarding the separation can be found in the Proxy Statement/Prospectus of Circuit City Stores and CarMax, Inc., dated August 7, 2002, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) on August 6, 2002.

In connection with the separation, effective as of October 1, 2002, Hugh G. Robinson and John W. Snow resigned as directors of Circuit City Stores and became directors of CarMax, Inc.

ITEM	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to paragraph (b)(1) of Item 7 of Form 8-K, is incorporated herein by reference to the Unaudited Pro Forma Consolidated Financial Statements for Circuit City Stores, Inc. appearing on pages C-7 through C-12 of the Proxy Statement/Prospectus, dated August 7, 2002, of Circuit City Stores and CarMax, Inc. filed by CarMax, Inc. with the Commission pursuant to Rule 424(b) on August 6, 2002.

(c)	Exhibits.

The	following exhibits are filed as a part of this report:

3.1
Registrant’s Amended and Restated Articles of Incorporation, effective February 3, 1997, filed as Exhibit 3(i)(a) to the Registrant’s Amended Quarterly Report on Form 10-Q/A for the quarter ended May 31, 1999 (File
No. 1-5767), are expressly incorporated herein by this reference.

3.2
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective April 28, 1998, filed as Exhibit 3(i)(b) to the Registrant’s Amended Quarterly Report on Form 10-Q/A for the quarter ended May 31, 1999 (File No. 1-5767), are expressly incorporated herein by this reference.

3.3
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective June 22, 1999, filed as Exhibit 3(i)(c) to the Registrant’s Amended Quarterly Report on Form 10-Q/A for the quarter ended May 31, 1999 (File No. 1-5767), are expressly incorporated herein by this reference.

3.4	Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective September 10, 2002.

3.5
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective October 1, 2002 (Removing provisions of the Registrant’s Amended and Restated Articles of Incorporation, as amended, that provide for two series of common stock and redesignating the “Circuit City Stores, Inc.—Circuit City Group Common Stock” as “Common Stock” and making related changes).

3.6
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective October 1, 2002 (Removing CarMax Rights from the Circuit City Stores, Inc. Articles of Incorporation).

3.7
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective October 1, 2002 (Amending the description of Series E Preferred Stock in the Circuit City Stores Articles of Incorporation by deleting references to the “Circuit City Stores, Inc.—CarMax Group Common Stock” and by replacing references to the “Circuit City Stores, Inc.—Circuit City Group Common Stock” with references to the “Common Stock”).

99.1	Press Release, dated October 1, 2002.

99.2	Amended and Restated Tax Allocation Agreement between Circuit City Stores, Inc. and CarMax, Inc., dated October 1, 2002.

99.3	Transition Services Agreement between Circuit City Stores, Inc. and CarMax, Inc., dated October 1, 2002.

99.4	Employee Benefits Agreement between Circuit City Stores, Inc. and CarMax, Inc., dated October 1, 2002.

99.5	Confidentiality Agreement between Circuit City Stores, Inc. and CarMax, Inc., dated October 1, 2002.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY STORES, INC.

By:	/s/ Philip J. Dunn
Philip J. Dunn Senior Vice President, Treasurer, Controller
and Chief Accounting Officer

Date: October 1, 2002

EXHIBIT LIST

Exhibit	Description

3.1
Registrant’s Amended and Restated Articles of Incorporation, effective February 3, 1997, filed as Exhibit 3(i)(a) to the Registrant’s Amended Quarterly Report on Form 10-Q/A for the quarter ended May 31, 1999 (File No. 1-5767), are expressly incorporated herein by this reference.

3.2
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective April 28, 1998, filed as Exhibit 3(i)(b) to the Registrant’s Amended Quarterly Report on Form 10-Q/A for the quarter ended May 31, 1999 (File No. 1-5767), are expressly incorporated herein by this reference.

3.3
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective June 22, 1999, filed as Exhibit 3(i)(c) to the Registrant’s Amended Quarterly Report on Form 10-Q/A for the quarter ended May 31, 1999 (File No. 1-5767), are expressly incorporated herein by this reference.

3.4	Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective September 10, 2002.

3.5
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective October 1, 2002 (Removing provisions of the Registrant’s Amended and Restated Articles of Incorporation, as amended, that provide for two series of common stock and redesignating the “Circuit City Stores, Inc.—Circuit City Group Common Stock” as “Common Stock” and making related changes).

3.6
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective October 1, 2002 (Removing CarMax Rights from the Circuit City Stores, Inc. Articles of Incorporation).

3.7
Registrant’s Articles of Amendment to its Amended and Restated Articles of Incorporation, effective October 1, 2002 (Amending the description of Series E Preferred Stock in the Circuit City Stores Articles of Incorporation by deleting references to the “Circuit City Stores, Inc.—CarMax Group Common Stock” and by replacing references to the “Circuit City Stores, Inc.—Circuit City Group Common Stock” with references to the “Common Stock”).

99.1	Press Release, dated October 1, 2002.

99.2	Amended and Restated Tax Allocation Agreement between Circuit City Stores, Inc. and CarMax, Inc., dated October 1, 2002.

99.3	Transition Services Agreement between Circuit City Stores, Inc. and CarMax, Inc., dated October 1, 2002.

EXHIBIT LIST

Exhibit	Description

99.4	Employee Benefits Agreement between Circuit City Stores, Inc. and CarMax, Inc., dated October 1, 2002.

99.5	Confidentiality Agreement between Circuit City Stores, Inc. and CarMax, Inc., dated October 1, 2002.